                                               Exhibit 16



                   EV CLASSIC CALIFORNIA MUNICIPALS FUND
                   TAX EQUIVALENT YIELD CALCULATION



                     For the 30 days ended 3/31/95:

                             Interest Income Earned:            $15,187
 Plus                        Dividend Income Earned:
                                                             ----------
 Equal                                 Gross Income:            $15,187

 Minus                                     Expenses:             $4,892
                                                             ----------
 Equal                        Net Investment Income:            $10,295

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:            309,192
                                                             ----------
 Equal       Net Investment Income Earned Per Share:            $0.0333

                 Net Asset Value Per Share 3/31/95:               $9.25

                                      30 Day Yield*:              4.36%

 Divided by           One minus the Tax Rate of 31%:               0.69
                                                             ----------
 Equal                      Tax Equivalent Yield **:              6.32%

          Divided by one minus a tax rate of 34.70%:             0.6530
                                                             ----------
 Equal                      Tax Equivalent Yield***:              6.68%




 *   Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0333/$9.25)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and California tax rate of 34.70%

                                              Exhibit 16



                  EV CLASSIC CALIFORNIA MUNICIPALS FUND
                         CALCULATION OF YIELD



                    For the 30 days ended 3/31/95:

                            Interest Income Earned:         $15,187
 Plus                       Dividend Income Earned:
                                                         ----------
 Equal                                Gross Income:         $15,187

 Minus                                    Expenses:          $4,892

                                                         ----------
 Equal                       Net Investment Income:         $10,295

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:         309,192
                                                         ----------
 Equal      Net Investment Income Earned Per Share:         $0.0333

          Maximum Offering Price Per Share 3/31/95:           $9.25

                                     30 Day Yield*:           4.36%

 *  Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0333/$9.25)+1)-1]

INVESTMENT PERFORMANCE -- EV CLASSIC CALIFORNIA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the life of the Fund from December 19, 1985 through March 31, 1995 and for the 1 and 5 year periods ended March 31, 1995.


                                                VALUE OF A $1,000 INVESTMENT


                                              VALUE OF       VALUE OF
                                              INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    AMOUNT OF     BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT    ON 03/31/95    ON 03/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              12/19/85      $1,000.00     $1,767.53      $1,767.53      76.75%      6.33%         76.75%      6.33%

5 YEARS ENDED
03/31/95          03/31/90      $1,000.00     $1,336.07      $1,336.07      33.61%      3.17%         33.61%      3.17%

1 YEAR ENDED
03/31/95          03/31/94      $1,000.00     $1,048.90      $1,039.00      4.89%       4.89%         3.90%       3.90%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 ** The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

*** The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.



CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE


The distribution rate as of 03/31/95 was 4.98% and was calculated by annualizing the most recent dividend distribution ($0.035364392) and dividing the result by the current maximum offering price ($9.25).


The effective distribution rate as of 03/31/95 was 5.10% and was calculated by dividing the distribtion rate by the compounding period (365/28), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:


                                                                                 (365/28)
                      EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/28))+1]   - 1

                                               Exhibit 16



                   EV MARATHON CALIFORNIA MUNICIPALS FUND
                   TAX EQUIVALENT YIELD CALCULATION



                     For the 30 days ended 3/31/95:

                             Interest Income Earned:         $2,242,210
 Plus                        Dividend Income Earned:
                                                             ----------
 Equal                                 Gross Income:         $2,242,210

 Minus                                     Expenses:           $570,328
                                                             ----------
 Equal                        Net Investment Income:         $1,671,882

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:         44,831,920
                                                             ----------
 Equal       Net Investment Income Earned Per Share:            $0.0373

                 Net Asset Value Per Share 3/31/95:               $9.35

                                      30 Day Yield*:              4.83%

 Divided by           One minus the Tax Rate of 31%:               0.69
                                                             -----------
 Equal                      Tax Equivalent Yield **:              7.00%

          Divided by one minus a tax rate of 34.70%:             0.6530
                                                              ----------
 Equal                      Tax Equivalent Yield***:              7.39%




 *   Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0373/$9.35)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and California tax rate of 34.70%

                                              Exhibit 16



                  EV MARATHON CALIFORNIA MUNICIPALS FUND
                         CALCULATION OF YIELD



                    For the 30 days ended 3/31/95:

                            Interest Income Earned:      $2,242,210
 Plus                       Dividend Income Earned:
                                                         ----------
 Equal                                Gross Income:      $2,242,210

 Minus                                    Expenses:        $570,328

                                                         ----------
 Equal                       Net Investment Income:      $1,671,882

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:      44,831,920
                                                         ----------
 Equal      Net Investment Income Earned Per Share:         $0.0373

          Maximum Offering Price Per Share 3/31/95:           $9.35

                                     30 Day Yield*:           4.83%

 *  Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0373/$9.35)+1)-1]

INVESTMENT PERFORMANCE -- EV MARATHON CALIFORNIA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the life of the Fund from December 19, 1985 through March 31, 1995 and for the 1 and 5 year periods ended March 31, 1995.


                                                VALUE OF A $1,000 INVESTMENT


                                              VALUE OF       VALUE OF
                                              INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    AMOUNT OF     BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT    ON 03/31/95    ON 03/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              12/19/85      $1,000.00     $1,767.37      $1,767.53      76.74%      6.33%         76.74%      6.33%

5 YEARS ENDED
03/31/95          03/31/90      $1,000.00     $1,335.93      $1,316.91      33.59%      5.96%         31.69%      5.66%

1 YEAR ENDED
03/31/95          03/31/94      $1,000.00     $1,049.27      $1,000.37      4.93%       4.93%         0.04%       0.04%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 ** The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

*** The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.



CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE


The distribution rate as of 03/31/95 was 5.19% and was calculated by annualizing the most recent dividend distribution ($0.037205504) and dividing the result by the current maximum offering price ($9.35).


The effective distribution rate as of 03/31/95 was 5.31% and was calculated by dividing the distribtion rate by the compounding period (365/28), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:


                                                                                 (365/28)
                      EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/28))+1]   - 1

                                               Exhibit 16



                   EV TRADITIONAL CALIFORNIA MUNICIPALS FUND
                   TAX EQUIVALENT YIELD CALCULATION



                     For the 30 days ended 3/31/95:

                             Interest Income Earned:            $18,768
 Plus                        Dividend Income Earned:
                                                             ----------
 Equal                                 Gross Income:            $18,768

 Minus                                     Expenses:             $2,715
                                                             ----------
 Equal                        Net Investment Income:            $16,053

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:            349,508
                                                             ----------
 Equal       Net Investment Income Earned Per Share:            $0.0459

                 Net Asset Value Per Share 3/31/95:              $10.50

                                      30 Day Yield*:              5.31%

 Divided by           One minus the Tax Rate of 31%:               0.69
                                                             ----------
 Equal                      Tax Equivalent Yield **:              7.69%

          Divided by one minus a tax rate of 34.70%:             0.6530
                                                             ----------
 Equal                      Tax Equivalent Yield***:              8.12%




 *   Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0459/$10.5)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and California tax rate of 34.70%

                                              Exhibit 16



                  EV TRADITIONAL CALIFORNIA MUNICIPALS FUND
                         CALCULATION OF YIELD



                    For the 30 days ended 3/31/95:

                            Interest Income Earned:         $18,768
 Plus                       Dividend Income Earned:
                                                         ----------
 Equal                                Gross Income:         $18,768

 Minus                                    Expenses:          $2,715

                                                         ----------
 Equal                       Net Investment Income:         $16,053

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:         349,508
                                                         ----------
 Equal      Net Investment Income Earned Per Share:         $0.0459

          Maximum Offering Price Per Share 3/31/95:          $10.50

                                     30 Day Yield*:           5.31%

 *  Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0459/$10.5)+1)-1]

INVESTMENT PERFORMANCE -- EV TRADITIONAL CALIFORNIA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the life of the Fund from December 19, 1985 through March 31, 1995 and for the 1 and 5 year periods ended March 31, 1995.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 03/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              12/19/85      $962.50        $1,740.15      80.79%      6.59%         74.01%      6.15%

5 YEARS ENDED
03/31/95          03/31/90      $962.50        $1,315.35      36.66%      6.45%         31.54%      5.64%

1 YEAR ENDED
03/31/95          03/31/94      $962.50        $1,033.06      7.33%       7.33%         3.31%       3.31%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 3.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.




CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE


The distribution rate as of 03/31/95 was 5.76% and was calculated by annualizing the most recent dividend distribution ($0.051383585) dividing the result by the current maximum offering price ($10.50).


The effective distribution rate as of 03/31/95 was 5.92% and was calculated by dividing the distribtion rate by the compounding period (365/31), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:


                                                                                 (365/31)
                      EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/31))+1]   - 1